UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 25, 2011

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2 Snunit Street
Science Park, POB 455
Carmiel, Israel	20100
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +972-4-988-9488
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
On February 25, 2011, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that it had received a Complete Response Letter from the U.S. Food and Drug Administration regarding the New Drug Application (NDA) for the Company’s lead product candidate, taliglucerase alfa for the treatment of Gaucher disease. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated February 25, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: February 25, 2011	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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